THE TARGET PORTFOLIO TRUST

U.S. Government Money Market Portfolio

Supplement Dated December 10, 2010 to the
Prospectus, Summary Prospectus and Statement of Additional Information dated February 25, 2010

Important Information: Redemption of All Shares of

U.S. Government Money Market Portfolio (the Portfolio)

At a recent meeting, the Board of Trustees of The Target Portfolio Trust determined that it was in the best interest of the Portfolio’s shareholders for the Portfolio to cease operations.  Accordingly, the Board approved a proposal to redeem all of the outstanding shares of the Portfolio. Under the proposal, shareholders of the Portfolio will receive payments equivalent to the net asset value of their shares as of the redemption date. The redemption is scheduled to take place on or about February 15, 2011 and payments will be sent to shareholders as soon as practicable thereafter.  Shortly before that date, in the discretion of portfolio management, in preparation for the redemption of the Portfolio’s shares, the Portfolio’s assets will be liquidated and the Portfolio will cease to pursue its investment objective.

At any time prior to the redemption date, shareholders may redeem their shares and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus.

The Portfolio will remain open to investors until the redemption date, which is scheduled for on or about February 15, 2011.

You may be subject to federal, state, local or foreign taxes on redemptions of Portfolio shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Portfolio.

This supplement replaces the supplement dated December 6, 2010 to the Portfolio’s Prospectus, Summary Prospectus and Statement of Additional Information dated February 25, 2010.

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